      As filed with the Securities and Exchange Commission on May 31, 2001
                                                     Registration No. 333-58320
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  -----------

                              FLOWERS FOODS, INC.
               (Exact name of issuer as specified in its charter)

           Georgia                                             58-2582379
(State or other jurisdiction of                              (I.R.S. Employee
 incorporation or organization)                             Identification No.)

                              1919 Flowers Circle
                           Thomasville, Georgia 31757
                    (Address of principal executive offices)

                                  -----------

               FLOWERS FOODS, INC. 401(K) RETIREMENT SAVINGS PLAN
                            (Full title of the plan)

                                  -----------

                           G. Anthony Campbell, Esq.
                              Flowers Foods, Inc.
                              1919 Flowers Circle
                           Thomasville, Georgia 31757
                    (Name and address of agent for service)

                                 (229) 226-9110
         (Telephone number, including area code, of agent for service)

                                With a copy to:
                              Lizanne Thomas, Esq.
                           Jones, Day, Reavis & Pogue
                              3500 SunTrust Plaza
                           303 Peachtree Street, N.E.
                          Atlanta, Georgia 30308-3242

                                  -----------

                        CALCULATION OF REGISTRATION FEE

======================================================================================================
                                       Proposed maximum       Proposed maximum
Title of securities    Amount to be     offering price            aggregate             Amount of
to be registered(1)     registered       per share(2)         offering price(2)    registration fee(2)
------------------------------------------------------------------------------------------------------
       --                  --                --                      --                    --
======================================================================================================

         (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

         (2) Not applicable. All filing fees paid in connection with the registration of these securities were paid with the filing with the Securities and Exchange Commission of the Registration Statement on Form S-8 (333-58320) filed on April 5, 2001 being amended by this post-effective amendment.

                         POST-EFFECTIVE AMENDMENT NO. 1
                       TO FORM S-8 REGISTRATION STATEMENT

On April 5, 2001, Flowers Foods, Inc. filed a Registration Statement on Form S-8 (File No. 333-58320) with the Securities and Exchange Commission. The contents of the registration statement are incorporated herein by reference.


ITEM 8.  EXHIBITS.


     Exhibit
     Number       Description
     ------       -----------
      24          Power of Attorney

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Thomasville, State of Georgia, on the 31st day of May, 2001.


                                         FLOWERS FOODS, INC.



                                         By: /s/ Amos R. McMullian
                                             ----------------------------------
                                             Amos R. McMullian
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


               Signature                                    Title                                  Date
               ---------                                    -----                                  ----

By:  /s/ Amos R. McMullian               Chairman of the Board of Directors and                May 31, 2001
     --------------------------          Chief Executive Officer (Principal
     Amos R. McMullian                   Executive Officer)


By:  /s/ Jimmy M. Woodward               Vice President and Chief Financial Officer            May 31, 2001
     --------------------------          (Principal Accounting Officer)
     Jimmy M. Woodward


By:  /s/ G. Anthony Campbell             Secretary and General Counsel                         May 31, 2001
     --------------------------
     G. Anthony Campbell


By:            *                         Director
     --------------------------
     Robert P. Crozer


By:            *                         Director
    ---------------------------
    Edward L. Baker


By:            *                         Director
    ---------------------------
    Jackie M. Ward

               Signature                                    Title                                  Date
               ---------                                    -----                                  ----

By:            *                         Director
    ---------------------------
       C. Martin Wood III


By:            *                         Director
    ---------------------------
       Joe E. Beverly


By:            *                         Director
    ---------------------------
       J.V. Shields, Jr.


By:            *                         Director
    ---------------------------
       Franklin L. Burke


By:            *                         Director
    ---------------------------
       Langdon S. Flowers


By:            *                         Director
    ---------------------------
       Joseph L. Lanier


*By: /s/ G. Anthony Campbell                                                                   May 31, 2001
     --------------------------
        G. Anthony Campbell
        Attorney-in Fact

THE PLAN. Pursuant to the requirements of the Securities Act of 1933 the trustees have duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Thomasville, State of Georgia on this 31st day of May, 2001.


                               FLOWERS FOODS, INC.
                               401(K) RETIREMENT SAVINGS PLAN




                               By:  /s/ R. Steven Kinsey
                                    -------------------------------------------
                                    Plan Administrator

                                 EXHIBIT INDEX


Exhibit
Number                         Description                            Index
------                         -----------                            -----
24                             Power of Attorney                  Filed herewith